UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 25, 2017 (August 25, 2017)

Rokwader, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51867	73-1731755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15466 Los Gatos Blvd. #109-352, Los Gatos, CA 95032
(Address of Principal Executive Offices)

(408) 221-6900
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 4.01. Change in Registrant’s Certifying Accountant

(a) On August 17, 2017, the board of directors of Rokwader, Inc. (the “Company”) dismissed its independent registered public accounting firm, Anton & Chia, LLP (“A&C”), effective as of September 1, 2017.

The reports of A&C on the Company’s financial statements for the years ended December 31, 2015 and 2016 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles.

During the years ended December 31, 2015 and 2016, and in the subsequent period through August 25, 2017, there were no disagreements with A&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of A&C, would have caused A&C to make reference to the matter in its reports on the Company’s financial statements for such periods. In connection with the audit of the December 31, 2016 financial statements of the Company, A&C identified what they determined to be two material weaknesses in the Company’s internal control over financial reporting. Although there were no disagreements with accounting principles and their application, the first weakness was identified as the initial absence of an adequate technical memorandum, later redrafted to A&C’s satisfaction, documenting guidance on accounting for an acquisition made by the Company during the year ended December 31, 2016. Additionally, A&C cited the Company’s late filing of Form 8-K/A related to the acquisition, as well as the 2016 Form 10-K and Q1 2017 Form 10-Q. The board of directors of the Company has communicated with A&C regarding these findings, and the Company has authorized A&C to respond fully to inquiries of the successor accountant regarding these items. Other than these items, during the years ended December 31, 2015 and 2016, and in the subsequent period through August 25, 2017, there were no reportable events of the types described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided A&C with a copy of the disclosures in the preceding three paragraphs and requested in writing that A&C furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. A&C provided a letter, dated August 25, 2017 stating its agreement with such statements, which is included as exhibit 16.1 to this Current Report on Form 8-K.

(b) On August 25, 2017, the Company, based on the decision of its board of directors, approved the engagement of RSM US LLP (“RSM”) to serve as the Company’s independent registered public accounting firm, commencing September 1, 2017.

During the fiscal year ended December 31, 2014 and through the date of the board of directors’ decision, the Company did not consult RSM with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Anton & Chia, LLP to the Securities and Exchange Commission dated August 25, 2017 with respect to the disclosure in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rokwader, Inc.

By:	/s/ Robert Wallace
Name:	Robert Wallace
Title:	Chief Executive Officer

Dated: August 25, 2017

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Anton & Chia, LLP to the Securities and Exchange Commission dated August 25, 2017 with respect to the disclosure in this Current Report on Form 8-K.